                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): May 8, 2002



                            ANALYTICAL SURVEYS, INC.
                            ------------------------
             (Exact name of Registrant as specified in its charter)

    Colorado                        0-13111                     84-0846389
    --------                        -------                     ----------
(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)


        941 Meridian Street, Indianapolis, IN                46204
        -------------------------------------                -----
       (Address or principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code (317) 634-1000
                                                          --------------



 (Former name or former address, if changed since last report): Not applicable

Item 5.  OTHER EVENTS

See Exhibit 99 to this Form 8-K. Analytical Surveys, Inc. Press Release issued May 8, 2002 entitled: "Analytical Surveys Announces Receipt of Tax Refund."


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ANALYTICAL SURVEYS, INC.

Date: May 8, 2002                           By: /s/ Michael A. Renninger
                                                ------------------------
                                            Michael A. Renninger
                                            Chief Financial Officer